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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 20, 2005



                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF JANUARY 1, 2005, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-NC1)


                Mortgage Asset Securitization Transactions, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                               333-106982-59                          06-1204982
               --------                               -------------                          ----------
    (State or Other Jurisdiction of                   (Commission                  (I.R.S. Employer Identification
            Incorporation)                           File Number)                              Number)

                1285 Avenue of the Americas
                    New York, New York                                                10019
                    ------------------                                                -----
         (Address of Principal Executive Offices)                                   (Zip Code)

Registrant's telephone number, including area code: (212) 713-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


SECTION 2- COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS

Item 2.01         Acquisition or Disposition of Assets
                  ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On January 20, 2005, a single series of certificates, entitled MASTR Asset Backed Securities Trust 2005-NC1, Mortgage Pass-Through Certificates, Series 2005-NC1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement, dated as of January 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), Ocwen Federal Bank FSB as servicer (the "Servicer") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates consist of nineteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class A-5 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class M-10 Certificates", "Class CE Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of closed end, fixed-rate and adjustable-rate mortgage loans secured by first and second mortgages or deeds of trust on residential one- to four-family properties having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $980,253,859 as of January 1, 2005 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated January 13, 2005, among UBS Real Estate Securities Inc., a Delaware corporation (the "Seller"), Mortgage Asset Securitization Transactions, Inc., a Delaware corporation (the "Purchaser") and NC Capital Corporation, a California corporation (the "NC Capital").


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                  The Class A-1 Certificates, the Class A-2 Certificates, the
Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates and the Class M-10 Certificates (the "Publicly Offered Certificates") were sold by the Depositor to UBS Securities LLC and Countrywide Securities Corporation (the "Underwriters"), pursuant to an Underwriting Agreement, dated January 13, 2005 (the "Underwriting Agreement") between the Depositor and UBS Securities LLC.

         The Publicly Offered Certificates have the following initial Certificate Balances and Pass-Through Rates:

                                                                  Initial Aggregate
         Designation                Pass-Through Rate       Certificate Principal Balance
         -----------                -----------------       -----------------------------
          Class A-1                    Variable(1)               $       350.089.000.00
          Class A-2                    Variable(1)               $        87,522,000.00
          Class A-3                    Variable(1)               $       172,908,000.00
          Class A-4                    Variable(1)               $       128,443,000.00
          Class A-5                    Variable(1)               $        16,324,000.00
          Class M-1                    Variable(1)               $        53,424,000.00
          Class M-2                    Variable(1)               $        41,171,000.00
          Class M-3                    Variable(1)               $        16,664,000.00
          Class M-4                    Variable(1)               $        16,664,000.00
          Class M-5                    Variable(1)               $        17,154,000.00
          Class M-6                    Variable(1)               $        13,724,000.00
          Class M-7                    Variable(1)               $        11,273,000.00
          Class M-8                    Variable(1)               $         9,803,000.00
          Class M-9                    Variable(1)               $        11,273,000.00
         Class M-10                    Variable(1)               $         3,431,000.00

---------------
 (1) Calculated in accordance with the definition of "Pass-Through Rate" in the Pooling and Servicing Agreement.

                  The Certificates, other than the Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated October 25, 2004 and the Prospectus Supplement, dated January 13, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

        1. Not applicable

        2. Not applicable

        3. Exhibits


Exhibit No.                                Description
-----------                                -----------

4.1 Pooling and Servicing Agreement, dated as of January 1, 2005, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), Ocwen Federal Bank FSB as servicer (the "Servicer") and U.S. Bank National Association as trustee (the "Trustee"), relating to the Series 2005-NC1 Certificates.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 20, 2005


                                             MORTGAGE ASSET SECURITIZATION
                                             TRANSACTIONS, INC.



                                             By: /s/ Glenn McIntyre
                                                --------------------------
                                             Name:   Glenn McIntyre
                                             Title:  Director


                                             By: /s/ Jeffrey Lown
                                                --------------------------
                                             Name:   Jeffrey Lown
                                             Title:  Executive Director

                                Index to Exhibits


                                                                                               Sequentially
     Exhibit No.                                Description                                   Numbered Page
     -----------                                -----------                                   -------------
         4.1           Pooling and Servicing Agreement,  dated as of January 1, 2005,               7
                       by and among Mortgage Asset Securitization Transactions,  Inc.
                       as  depositor  (the  "Depositor"),  Ocwen  Federal Bank FSB as servicer (the  "Servicer") and U.S. Bank National  Association
                       as trustee (the  "Trustee"),  relating to the Series  2005-NC1
                       Certificates.




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                                   Exhibit 4.1